                                                                   EXHIBIT 10.11

                                             STOCK PURCHASE AND WAIVER AGREEMENT
                                   dated as of December 4, 1997 (this
                                   "Agreement"), among Exchange Applications,
                                   Inc., a Delaware corporation ("Exchange
                                   Applications"), Insight Venture Partners I,
                                   L.P., a Delaware limited partnership, Patrick
                                   D. Brady, Gregory P. Shlopak, David H.
                                   Brault, Ted C. Axelrod, Terry B. Angstadt,
                                   James T. Brady, Dominic F. Mammola, James A.
                                   Dooley, Diane K. Green, Andrew J. Frawley,
                                   Steven Feldman, David McFarlane, Daniel Cox,
                                   Patrick McHugh, Stewart Vassie and Michael
                                   McGonagle, (all collectively, the
                                   "Purchasers") and GAP Coinvestment Partners,
                                   L.P., a New York limited partnership (the
                                   "Seller").

         WHEREAS, certain of the Purchasers, the Seller and Exchange Applications, are parties to the Stockholders Agreement dated as of March 18, 1997 (the "Stockholders Agreement"); and

         WHEREAS, the Seller is the owner of 246,006 shares of Series B Convertible Preferred Stock of Exchange Applications $.001 par value (the "Shares"). Upon the terms and subject to the conditions of this Agreement, each of the Purchasers will purchase that number of Shares listed on Schedule I hereto from the Seller, in each case for a cash purchase price listed on
Schedule I hereto for an aggregate purchase price of Eight hundred three thousand, nine hundred forty-seven dollars and fifty eight cents ($803,947.58) (the "Purchase Price").

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

         1. WAIVER OF RIGHTS. Each of the undersigned which is a party to the Stockholders Agreement hereby waives its rights under Section 3 of the Stockholders Agreement with respect to the transaction contemplated hereby.

         2. SALE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer and convey to each of the Purchasers, and each of the Purchasers shall purchase and acquire from the Seller, that number of Shares listed on Schedule I hereto for the cash consideration set forth herein.

         3.   DELIVERY.

              (a) The Seller shall deliver to Exchange Applications for cancellation, against delivery to the Seller by the Purchasers of the aggregate purchase price therefor, a stock certificate representing the aggregate number of Shares to be purchased by the Purchasers (the "Stock Certificate"), with all necessary documentary or transfer tax stamps affixed (the "Document"), free and clear of all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations (collectively, "Liens"), whether written or oral and whether or not relating in any way to credit or the borrowing of money. Transfer of the Securities shall be deemed to have occurred upon cancellation of the Stock Certificate.

              (b) upon receipt of an executed Agreement and the Document, Exchange Applications shall cause to be issued certificates to each Purchaser representing the number of shares to be purchased by such Purchaser, free and clear of all Liens.

         4. PAYMENT. Concurrently with the receipt by Exchange Applications of an executed Agreement and the Document, each of the Purchasers shall deliver to the Seller the portion of the Purchase Price to be paid by such Purchaser, by a certified or bank check payable to the Seller or a wire transfer of immediately available funds to an account designated by the Seller.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to each of the Purchasers as follows:

              (a) the Seller has full partnership power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby;

              (b) the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite partnership action on the part of the Seller;

              (c) this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles;

              (d) the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby
     (i) will not violate any law, statute, rule or regulation, (ii) will not conflict with any provision of any partnership agreement, or other organizational or constitutive instrument, if any, of the Seller, (iii) will not require or make necessary any consent, approval or other action, or notice to, any person, except for those that have been obtained or made, and (iv) will not conflict with, or result in a violation of, any agreement or other document or instrument to which the Seller is a party or by which it, or any of its assets or properties, is bound; and

              (e) the Seller has good and marketable title to all of the Shares, free and clear of all Liens.

              (f) the Seller has complied with, and shall continue to comply with, the terms and conditions of the Investor Nondisclosure Agreement, dated as of March 18, 1997 (the "NDA"), between the Seller and Exchange Applications, provided that Exchange Application acknowledges that (i) the Seller has not received any confidential information about Exchange Application since not later than December 31, 1996 other than as set forth in the Securities Purchase Agreement, dated as of March 18, 1997, among Exchange Applications and the Investor, named therein, (ii) General Atlantic Partners, LLC ("GAP LLC" an affiliate of the Seller), has, through two of its affiliate, consummated an investment in Prime Response Group Inc., a direct marketing enterprise software company, (iii) GAP LLC is in the business of investing in companies in the software and information technology industry and (iv) Exchange Application has not received notice of and has no actual knowledge of any breach or violation of the NDA by the Seller, GAP LLC or any partner, member or employee thereof.

         6. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each of the Purchasers, severally and not jointly, represents and warrants to Seller as follows:

              (a) Such Purchaser has the full power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby (solely or to itself);

              (b) the execution and delivery by such Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such Purchaser;

              (c) the execution and delivery by such Purchaser of this Agreement and the consummation by such Purchaser of



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

     the transactions contemplated hereby (i) will not violate any law, statute, rule or regulation, (ii) will not conflict with any provision of any partnership agreement, certificate of incorporation, or other organizational or constitutive instrument, if any, of such Purchaser, (iii) will not require or make necessary any consent approval or other action, or notice to, any person, except for those that have been obtained or made, and (iv) will not conflict with, or result in a violation of, any agreement or other document or instrument to which such Purchaser is a party or by which it, or any of its assets or properties, is bound; and

              (d) this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles;

              (e) this Agreement is made with each of the Purchasers in reliance upon such Purchaser's representation to the Seller, which by executing this Agreement each Seller hereby severally confirms, that:

              (i) with respect to Andrew J. Frawley, David McFarlane, Michael McGonagle, Patrick D. Brady, Gregory P. Shlopak, Ted E. Axelrod, Terry B. Angstadt and Insight, it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

              (ii) it understands that its interest in Exchange Applications will not be registered or qualified under any state securities or blue sky laws and cannot be resold without such registration or qualification or an exemption therefrom.

              (iii) it understands that its Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption from registration thereunder for transactions not involving a public offering, and that such Shares may not be sold, transferred or otherwise disposed of except as permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom;

              (iv) it is acquiring its Shares for his own account for investment purposes only and not with a



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

                    view to resale, assignment or other distribution, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in such Shares;

             (v) it understands that the Shares are a speculative investment and involve a high degree of risk, the transferability of the Shares is substantially restricted, there will be no public market for such Shares and it may not be possible for such Purchaser to liquidate its investment in Exchange Applications;

             (vi) it is able to bear the substantial economic risks of an investment in such Shares and can afford a complete loss of such investment;

             (vii) it has such knowledge and experience in financial, investment and business matters so as to enable it, to use the information made available to it in connection with the purchase of such Shares, to evaluate the merits and risks of such purchase, and to make an informed investment decision with respect thereto;

             (viii) it has carefully considered and has, to the extent it believes such discussions necessary, discussed with its professional legal, tax, accounting and financial advisors he suitability of its purchase of such Shares;

             (ix) it has had an opportunity to ask questions of, and receive answers from, Exchange Applications, or a person or persons acting on its behalf, concerning the terms and conditions of his purchase of such Shares, and all such questions have been answered to his full satisfaction;

             (x) it has had the opportunity to review any documents relating to Exchange Applications requested by it and to conduct due diligence, and such due diligence review has been fully satisfactory to it; and

             (xi) it is not purchasing such Shares as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over radio or television, or any seminar or meeting whose attendees have



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

                    been invited by any general solicitation or general advertising.

         7. REPRESENTATION AND WARRANTY OF EXCHANGE APPLICATIONS. Exchange Applications represents and warrants to the Seller that Exchange Applications has not engaged, on behalf of the Seller, in any General Solicitation (as defined under applicable Securities Laws), including, without limitation, acting as underwriter, of the Shares.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         9. ENTIRE AGREEMENT; INTERPRETATION. This Agreement, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof or thereof in any way. Any terms defined in this Agreement shall apply to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

         10. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.



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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date first above written.

                                          PURCHASERS:


                                             /s/ Andrew J. Frawley
                                          -------------------------------
                                                 Andrew J. Frawley


                                              /s/ David McFarlane
                                          -------------------------------
                                                  David McFarlane


                                             /s/ Michael McGonagle
                                          -------------------------------
                                                 Michael McGonagle


                                                /s/ Daniel Cox
                                          -------------------------------
                                                    Daniel Cox


                                              /s/ Patrick McHugh
                                          -------------------------------
                                                  Patrick McHugh

                                              /s/ Stewart Vassie
                                          -------------------------------
                                                  Stewart Vassie


                                              /s/ Steven Feldman
                                          -------------------------------
                                                  Steven Feldman

                                              /s/ Patrick D. Brady
                                          -------------------------------
                                                 Patrick D. Brady

                                              /s/ Gregory P. Shlopak
                                          -------------------------------
                                                 Gregory P. Shlopak

                                          /s/ David H. Brault
                                          -------------------------------
                                          David H. Brault


                                          /s/ Ted L. Axelrod
                                          -------------------------------
                                          Ted L. Axelrod


                                          /s/ Terry B. Angstadt
                                          -------------------------------
                                          Terry B. Angstadt


                                          /s/ James T. Brady
                                          -------------------------------
                                          James T. Brady


                                          /s/ Dominic F. Mammola
                                          -------------------------------
                                          Dominic F. Mammola


                                          /s/ James A. Dooley
                                          -------------------------------
                                          James A. Dooley


                                          /s/ Diane K. Green
                                          -------------------------------
                                          Diane K. Green

                                    INSIGHT VENTURE PARTNERS I, L.P.


                                    By: INSIGHT VENTURE ASSOCIATES, LLC
                                        its general partner


                                    By: /s/ Jeffrey Horing
                                        ----------------------------------------
                                        Name: Jeffrey Horing
                                        Title:



                                    FOR PURPOSES OF SECTION 1 ONLY:

                                    GRANT & PARTNERS LIMITED PARTNERSHIP


                                    By: GRANT & PARTNERS, INC.,
                                        its general partner


                                    By: /s/ Alan W. H. Grant
                                        ----------------------------------------
                                        Name: Alan W. H. Grant
                                        Title: President



                                    CYRK, INC.


                                    By: /s/ Patrick Brady
                                        ----------------------------------------
                                        Name: Patrick Brady
                                        Title: President



                                    WEXFORD INSIGHT LLC


                                    By: WEXFORD MANAGEMENT LLC
                                        its investment manager


                                    By: /s/ Robert Holtz
                                        ----------------------------------------
                                        Name: Robert Holtz
                                        Title: Principal

                                          SELLER:

                                          GAP COINVESTMENT PARTNERS, L.P.


                                          By: /s/ Steven A. Denning
                                              ----------------------------------
                                              Name: Steven A. Denning
                                              Title: a general partner

                                          EXCHANGE APPLICATIONS, INC.


                                          By: /s/ Andrew J. Frawley
                                              ----------------------------------
                                              Andrew J. Frawley
                                              President

                                                                      SCHEDULE I

                                 Number of
                                   Shares         Purchase Price
       Purchaser              to be purchased       to be paid          Total
       ---------              ---------------     --------------     -----------

EXCHANGE APPLICATIONS, INC. INVESTORS

Andrew Frawley                  38,249 shares         $3.268         $124,997.73

David McFarlane                 26,009 shares         $3.268         $ 84,997.41

Daniel Cox                      17,000 shares         $3.268         $ 55,556.00

Patrick McHugh                  10,000 shares         $3.268         $ 32,680.00

Michael McGonagle                5,000 shares         $3.268         $ 16,340.00

Stewart Vassie                  12,851 shares         $3.268         $ 41,997.07

Steven Feldman                   6,119 shares         $3.268         $ 19,996.89

        Subtotal:              115,228 shares                        $376,565.10

CYRK, INC. INVESTORS

Patrick D. Brady                41,317 shares         $3.268         $135,023.95

Gregory P. Shlopak              15,299 shares         $3.268         $ 49,997.13

David H. Brault                  4,589 shares         $3.268         $ 14,996.85

Ted L. Axelrod                   4,589 shares         $3.268         $ 14,996.85

Terry B. Angstadt                3,059 shares         $3.268         $  9,996.81

James T. Brady                   3,059 shares         $3.268         $  9,996.81

Dominic F. Mammola               1,529 shares         $3.268         $  4,996.77

James A. Dooley                  1,529 shares         $3.268         $  4,996.77

Diane K. Green                   1,529 shares         $3.268         $  4,996.77



         Subtotal:              76,499 shares                        $249,998.71

INSIGHT INVESTORS

Insight Venture                 54,279 shares         $3.268         $177,383.77

Partners I, L.P.

         Total                 246,006                               $803,947.58
